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                                                                EXHIBIT 10.182


                                 LEASE AGREEMENT
                                 (MINERAL WELLS)

         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Mineral Wells, Parker County, State of Texas, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Mineral Wells Pre-Parole Transfer Facility;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of twelve (12) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2009 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the



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"Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen (18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of the initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                              CCA PRISON REALTY TRUST

                                              By: /s/ Michael W. Devlin
                                                 -------------------------------
                                              Title: Chief Development Officer
                                                    ----------------------------
                                              CORRECTIONS CORPORATION OF AMERICA

                                              By: /s/ Doctor R. Crants
                                                 -------------------------------
                                              Title: Chief Executive Officer
                                                    ----------------------------

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                                    EXHIBIT A

                      Legal Description of Leased Property

Being a 25.08 acre tract in the T. & P. Railroad Co. Survey East of the Brazos River, Abstract Number 1549, Parker County, Texas and also being a certain tract conveyed to Mineral Wells R.E. Holding Corp. recorded in instrument recorded in Volume 1581, page 85, Deed Records, Parker County, Texas, being described by metes and bounds as follows:

Beginning at a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the East R.O.W. of Reynolds Road and the North R.O.W. of Shurtz Road for the Southwest corner of said Mineral Wells R.E. Holding Corp. Tract, said point being by previous description 7241.98 feet South 65 degrees 05 minutes 59 seconds East from the Northwest corner of the T. & P. Railroad Co. Survey East of the Brazos River, Abstract Number 869, Palo Pinto County, Deed Records;

THENCE North 12 degrees 49 minutes 41 seconds East a distance of 117.14 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the East R.O.W of said Reynolds Road for the Southwest corner of a certain
0.31 acre tract described in instrument recorded in Volume 1646, Page 651, Deed Records, Parker County, Texas;

THENCE South 77 degrees 10 minutes 26 seconds East a distance of 150.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set for the Southeast corner of said 0.31 acre tract;

THENCE North 12 degrees 49 minutes 41 seconds East a distance of 90.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set for the Northeast corner of said 0.31 acre tract;

THENCE North 77 degrees 10 minutes 26 seconds West a distance of 150.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the East R.O.W. of said Reynolds Road for the Northwest corner of said 0.31 acre tract;

THENCE North 12 degrees 49 minutes 41 seconds East a distance of 348.86 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the East R.O.W. of said Reynolds Road for the Southwest corner of a certain
0.44 acre tract described in instrument recorded in Volume 1554, page 1635, Deed Records, Parker County, Texas;

THENCE South 77 degrees 10 minutes 31 seconds East a distance of 110.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set for the Southeast corner of said 0.44 acre tract;

THENCE North 12 degrees 49 minutes 41 seconds East a distance of 175.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set for the Northeast corner of said 0.44 acre tract;



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THENCE North 77 degrees 10 minutes 31 seconds West a distance of 110.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the East R.O.W. of said Reynolds Road for the Northwest corner of said 0.44 acre tract;

THENCE North 12 degrees 49 minutes 41 seconds East a distance of 710.91 feet to a 3/4 inch iron rod found in the East R.O.W. of said Reynolds Road for the Northwest corner of said Mineral Wells R.E. Holding Corp. tract;

THENCE South 77 degrees 01 minutes 31 seconds East a distance of 780.78 feet to a 3/4 inch iron rod found in the West R.O.W. of Heintzelman Road for the northeast corner of said Mineral Wells R.E. Holding Corp. tract;

THENCE South 12 degrees 51 minutes 11 seconds West a distance of 1441.93 feet to a 1/2 inch iron rod with a yellow plastic cap stamped STEADHAM R.P.L.S. 4281 set in the West R.O.W. of said Heintzelman Road and in the North R.O.W. of said Shurtz Road for the southeast corner of said Mineral Wells R.E. Holding Corp. tract;

THENCE North 77 degrees 01 minutes 25 seconds West a distance of 780.15 feet to the POINT OF BEGINNING and containing 25.08 acres of land, more or less.

                                      Mineral Wells Pre-Parole Transfer Facility
                                             Mineral Wells, Parker County, Texas



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                                    EXHIBIT B

                                  Mortgage Debt

              Property: Mineral Wells Pre-Parole Transfer Facility

This property is subject to the following Mortgage Debt:

            That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.



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                                    EXHIBIT C

                              Permitted Exceptions

              Property: Mineral Wells Pre-Parole Transfer Facility

1. Standby fees, taxes and assessments by any taxing authority for the year 1997, and subsequent years.

2. Easements created in instrument executed by United States of America to City of Mineral Wells, Texas for joint usage of existing sewer lines and appurtenances, dated September 30, 1975, filed October 7, 1975, recorded in Volume 620, page 89, Deed Records, Parker County, Texas.

3. Easements created in instrument executed by United States of America to City of Mineral Wells, Texas for joint usage of existing water lines and appurtenances, dated September 30, 1975, filed October 7, 1975, recorded in Volume 622, page 502, Deed Records, Parker County, Texas.

4. Easements created in instrument executed by United States of America to Texas Power & Light Company for all existing electrical transmission lines and systems, dated November 5, 1975, filed December 24, 1975, recorded in Volume 626, page 1, Deed Records, Parker County, Texas.

5. Easements created in instrument by United States of America to Brazos River Gas Company for all existing gas distribution lines and systems, dated March 12, 1976, filed March 25, 1976, recorded in Volume 634, page 1, Deed Records, Parker County, Texas.

6. Oil, Gas and Mineral Lease executed by and between Carl Kessler and Richard F. Williamson, Trustee, dated June 23, 1981, filed August 4, 1981, recorded in Volume 1115, page 1121, Real Records, Parker County, Texas.

7. Terms, provisions, and conditions of Lease Agreement by and between Mineral Wells R.E. Holding Corp., a Delaware corporation, as Lessor, and Concept Incorporated, a Delaware corporation, as Lessee, as evidenced by Memorandum of Lease, dated November 17, 1993, filed November 18, 1993, recorded in Volume 1581, page 91, Real Records, Parker County, Texas.

8. Reservation of subsurface mineral estate, including oil, gas and other minerals in and under subject property, including royalty interests, royalties, bonuses, rentals and all other rights in connection therewith, including all easements or rights-of-way owned or held by any lessee or mineral owner, on, over, or across the said lands for the purpose of producing or transporting any of said minerals together with the rights of ingress and egress, as set forth in deed from Concept Incorporated, a Delaware corporation to Mineral Wells R.E. Holding



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         Corp., a Delaware corporation, dated November 17, 1993, filed November
         18,1 993, recorded in Volume 1581, page 85, Real Records, Parker County, Texas.

9. That portion of the premises located within the boundaries of any road or roadway.

10. All matters shown on the Survey, dated April 17, 1997, as revised June 18, 1997, prepared by Roger C. Steadham, R.P.L.S. No. 4281, Steadham Surveying, 608 13th Street, Bridgeport, Texas 76426, including, but not limited to, the following: (a) asphalt roadway (50' r.o.w.) crossing West to East at Northern side of subject property; (b) fences not on property lines; and (c) overhead electric lines which enter property from various points and cross from East to West at North side of subject property.



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                                    EXHIBIT D

                               Base Rent Schedule

              Property: Mineral Wells Pre-Parole Transfer Facility

         Tenant will pay to Landlord annual Base Rent of $2,948,000.00, payable in equal monthly installments of $245,666.00.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.